Supplement to the Fidelity Destiny Plans:
Destiny Plans I: O
Destiny Plans II: O
Prospectus
November 29, 2000

The following information replaces the fourth column heading in the "Allocation of Investments and Deductions" table on page 8 of the Prospectus.

Per Investment
13 thru 180

I.DES-PRO-01-01 January 19, 2001
1.717542.105